[LOGO] M F S(SM)                                       Semiannual Report
INVESTMENT MANAGEMENT                                       May 31, 1997

--------------------------------------------------------------------------------
MFS(R) INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


----------------------------------------------------
LEARNING FINANCIAL BASICS THE EASY WAY (see page 26)
----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Managers' Overview ............................................... 2
Portfolio Managers' Profiles ............................................... 4
Fund Facts ................................................................. 5
Performance Summary ........................................................ 5
Portfolio of Investments ................................................... 7
Financial Statements .......................................................10
Notes to Financial Statements ..............................................17
Independent Auditors' Report ...............................................25
The ABCs of Investing ......................................................26
It's Easy to Contact Us ....................................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED MAY 31, 1997, THE FUND'S CLASS A SHARES PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 0.92%, CLASS B SHARES 0.46%, AND CLASS I SHARES 0.91%.

   o IN ANTICIPATION OF THE MARCH TIGHTENING OF MONETARY POLICY BY THE FEDERAL RESERVE BOARD, THE FUND DE-EMPHASIZED INTERMEDIATE-MATURITY U.S. TREASURIES AND INCREASED ALLOCATIONS TO SHORTER-MATURITY TREASURIES, OFFSET BY A SLIGHTLY GREATER EMPHASIS ON LONGER-MATURITY 10-YEAR TREASURIES.

   o IN THE INTERNATIONAL SECTOR, THE FUND'S FOREIGN ALLOCATION HAS RECENTLY BEEN REDUCED BECAUSE U.S. INTEREST RATES APPEAR INCREASINGLY ATTRACTIVE FROM A GLOBAL PERSPECTIVE.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace would clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2 1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board (the Fed) has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time this year in reaction to the continuing economic momentum. While inflationary forces largely remained in check in 1996, the persistent strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

June 12, 1997

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:
The central theme for the past six months has been strong U.S. economic growth. During this period, the nation's unemployment rate dropped to a 23- year low of 4.8%, while the Federal Reserve Board (the Fed) demonstrated its determination to check inflation by hiking interest rates. Accordingly, the U.S. bond market turned in a lackluster performance, while the dollar soared. The 10-year U.S. Treasury yield rose by 60 basis points (0.60%), while the dollar appreciated from 1.5339 to 1.7016 German marks per dollar.

  Economic growth has been much less robust outside the United States. Fiscal austerity and structural rigidities continue to constrain growth in Europe, while Japan's private sector is struggling to overcome the deflationary impact of deregulation and fiscal tightening. As a consequence, 10-year yields in Germany and Japan rose only modestly over the period, by 14 and 17 basis points (0.14% and 0.17%), respectively. Meanwhile, the higher-yielding markets of Spain and Italy, driven by anticipation of European monetary union in 1999 as well as by global investors' efforts to maintain portfolio yield, continued to experience narrowing yield spreads versus Germany. As in past periods, our ability to allocate up to 50% of the Fund's assets to international fixed-income markets enhanced returns and diversified the risk in the U.S.
government market.

  For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of 0.92%, Class B shares 0.46%, and Class I shares 0.91%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. During the same period, the Salomon Brothers Intermediate Term Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years) returned 1.36%; the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years) returned 1.62%; and the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds of 12 countries, excluding the United States, with remaining maturities of at least one year) appreciated by 2.14% in local currency terms.

U.S. Government Sector
With the backdrop of an economy operating near its long-term growth potential, the U.S. fixed-income market has vacillated between opposing themes. The first has been concern that, seven years into this business expansion, and with the economy operating near what is commonly viewed as full employment, inflationary pressures could be building. The second has been the belief that, by some measures, inflationary pressures have actually been abating. Stronger momentum in the economy during the second half of 1996 and early in 1997 led the Fed and the fixed-income market to focus on inflationary risks, pushing yields on 2- and 10-year Treasuries from 5.58% and 6.05%, respectively, in November to highs of 6.54% and 6.98% in April. In anticipation of the March tightening of monetary policy, our strategy was to de-emphasize intermediate-maturity Treasuries and increase allocations to shorter-maturity Treasuries, offset by a slightly greater emphasis on longer- maturity 10-year Treasuries. Although the degree of further Fed tightening over the next several months remains uncertain, we believe the Fed may perceive the need for further modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities would be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, we believe we can reduce overall interest-rate sensitivity in the portfolio while reducing exposure to intermediate maturities.

  In this environment, the mortgage-backed pass-through sector posted strong relative performance, and we anticipate a continuation of this trend in the months ahead. Mortgage securities tend to outperform Treasuries in uncertain market environments for two important reasons. First, they are, on average, shorter in maturity than outstanding Treasuries and, thus, decline less in price as yields increase, as they did during 1996 and early 1997. Second, because they are higher-yielding securities, their additional coupon income provides a total return cushion to help offset price declines. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) An index, or average, allocation to this sector would be about 36%. We recently reduced our weighting of this sector to approximately 36% but will add to it should yield spreads widen during the next few months.

International Sector
In 1996, we maintained the Fund's exposure to foreign markets near the limit of 50%, enabling the portfolio to capture the strong performance of the higher-yielding Canadian, Australian, and European markets. More recently, the foreign allocation has been reduced because U.S. interest rates appear increasingly attractive from a global perspective. Of the 35% of assets allocated to foreign bonds, 12% is invested in the dollar bloc, 13% in higher-yielding European bonds, and 10% in emerging market instruments offering attractive yields with low duration.

  With the Fed tightening in the United States and yield spreads already tight by historical standards, we do not anticipate rapid price appreciation in international bond markets. Therefore, our focus is on earning an attractive yield from a high-quality portfolio and on capturing potential gains from the convergence of longer-term yields. Within the dollar bloc, we remain concentrated in Australian bonds based on their high real (inflation-adjusted) yield and the potential for further easing by the Reserve Bank of Australia. In Europe, we believe that European monetary union will begin on time in 1999. This should maintain downward pressure on yield spreads throughout Europe -- even for countries such as Italy that may not participate right away. As part of the convergence process, official interest rates are likely to be cut in Italy, Spain, and possibly Sweden. Over time, we would also expect emerging market spreads to shrink as investors become more comfortable with these markets.

  Although some of the forces pushing the dollar up may be waning, we remain virtually fully hedged back into the dollar. In the near term, we believe it should be supported by capital inflows induced by favorable interest-rate and growth differentials. Longer term, however, concern over worsening trade and current-account deficits may temper this strength.

Respectfully,

/s/Steven E. Nothern                    /s/ Christopher D. Piros
Steven E. Nothern                       Christopher D. Piros
Portfolio Manager                       Portfolio Manager

   PORTFOLIO MANAGERS' PROFILES

   STEVEN E. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. A GRADUATE OF MIDDLEBURY COLLEGE WITH A MASTER'S DEGREE IN BUSINESS ADMINISTRATION FROM BOSTON UNIVERSITY, HE HAS CO-MANAGED MFS(R) INTERMEDIATE INCOME FUND SINCE 1992. MR. NOTHERN IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY.

   CHRISTOPHER D. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT AND HEAD OF QUANTITATIVE ANALYSIS IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF NORTHWESTERN UNIVERSITY WITH A PH.D. FROM HARVARD UNIVERSITY, HE WAS NAMED VICE PRESIDENT - INVESTMENTS IN 1992 AND SENIOR VICE PRESIDENT IN 1997. HE HAS CO-MANAGED MFS INTERMEDIATE INCOME FUND SINCE 1996.

   FUND FACTS

   STRATEGY:                       THE FUND'S INVESTMENT OBJECTIVE IS TO
                                   PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                                   INCOME.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:          CLASS A:  SEPTEMBER 7, 1993
                                   CLASS B:  AUGUST 1, 1988
                                   CLASS I:  JANUARY 2, 1997

   SIZE:                           $165.2 MILLION NET ASSETS AS OF MAY 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS Intermediate Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF MAY 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +0.92%           +7.79%          +30.51%          +76.19%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --             +7.79%          + 5.47%          + 6.62%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --             +2.72%          + 4.45%          + 6.03%
-----------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +0.46%           +6.78%          +25.52%          +69.44%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --             +6.78%          + 4.65%          + 6.15%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --             +2.78%          + 4.34%          + 6.15%
-----------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +0.91%           +6.59%          +25.28%          +69.02%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --             +6.59%          + 4.61%          + 6.12%
-----------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, August 1, 1988, through May 31, 1997.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the maximum sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO OF INVESTMENTS  - May 31, 1997

Bonds - 93.8%
-----------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
U.S. Bonds - 60.2%
  U.S. Federal Agencies - 12.5%
    Federal National Mortgage Assn., 7.55s, 2007     $    2,000  $  2,000,620
    Federal National Mortgage Assn., 6.5s, 2008              54        52,765
    Federal National Mortgage Assn., 7s, 2026             6,571     6,394,470
    Guaranteed Trade Trust, 7.39s, 2006                  11,875    12,167,125
                                                                 ------------
                                                                 $ 20,614,980
-----------------------------------------------------------------------------
  U.S. Government Guaranteed - 47.7%
    Government National Mortgage Association - 21.9%
      GNMA, 7s, 2023 - 2026                          $   12,187  $ 11,876,865
      GNMA, 8.5s, 2004 - 2009                             6,151     6,416,055
      GNMA, 7.5s, 2023 - 2026                            13,139    13,098,339
      GNMA, 8s, 2026                                      4,679     4,760,565
                                                                 ------------
                                                                 $ 36,151,824
-----------------------------------------------------------------------------
    U.S. Treasury Obligations - 25.8%
      U.S. Treasury Notes, 9.25s, 1998               $   11,000  $ 11,409,090
      U.S. Treasury Notes, 7.5s, 1999                     6,000     6,158,460
      U.S. Treasury Notes, 9.125s, 1999                   6,400     6,737,984
      U.S. Treasury Bonds, 12.375s, 2004                  3,500     4,608,520
      U.S. Treasury Bonds, 13.875s, 2011                  4,500     6,619,230
      U.S. Treasury Bonds, 12s, 2013                      5,100     7,124,037
                                                                 ------------
                                                                 $ 42,657,321
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                 $ 78,809,145
-----------------------------------------------------------------------------
Total U.S. Bonds                                                 $ 99,424,125
-----------------------------------------------------------------------------
Foreign Bonds - 33.6%
  Australia - 8.8%
    Commonwealth of Australia, 8.75s, 2001        AUD     3,485  $  2,841,710
    Commonwealth of Australia, 9.75s, 2002                4,080     3,472,810
    Commonwealth of Australia, 10s, 2002                  4,090     3,532,677
    Commonwealth of Australia, 9.5s, 2003                 5,500     4,675,205
                                                                 ------------
                                                                 $ 14,522,402
-----------------------------------------------------------------------------
  Denmark - 1.0%
    Nykredit, 8s, 2026                            DKK     6,895  $  1,088,964
    Realkredit Danmark, 8s, 2026                          3,415       538,823
                                                                 ------------
                                                                 $  1,627,787
-----------------------------------------------------------------------------
  Greece - 1.7%
    Hellenic Republic, 12.6s, 2003                GRD   470,000  $  1,818,242
    Hellenic Republic, 14.3s, 2003                      150,000       574,234
    Hellenic Republic, 14.5s, 2003                      100,000       382,639
                                                                 ------------
                                                                 $  2,775,115
-----------------------------------------------------------------------------
  Ireland - 2.0%
    Republic of Ireland, 6.5s, 2001               IEP       480  $    738,581
    Republic of Ireland, 8s, 2000                         1,590     2,544,382
                                                                 ------------
                                                                 $  3,282,963
-----------------------------------------------------------------------------
  Israel - 3.0%
    State of Israel, 6.625s, 2003                    $    5,000  $  4,977,800
-----------------------------------------------------------------------------
  Italy - 1.2%
    Republic of Italy, 9.5s, 1999                 ITL 3,305,000  $  2,038,540
-----------------------------------------------------------------------------
  Mexico - 2.9%
    United Mexican States, 7.875s, 2001#             $    3,750  $  3,778,125
    United Mexican States, 7.875s, 2001                   1,000     1,007,300
                                                                 ------------
                                                                 $  4,785,425
-----------------------------------------------------------------------------
  New Zealand - 1.8%
    Government of New Zealand, 8s, 2001           NZD     4,100  $  2,893,536
-----------------------------------------------------------------------------
  Poland - 1.9%
    Government of Poland, 6.938s, 2024               $    3,250  $  3,180,937
-----------------------------------------------------------------------------
  Spain - 3.0%
    Government of Spain, 10.1s, 2001              ESP   277,740  $  2,213,382
    Government of Spain, 10.5s, 2003                    276,930     2,344,021
    Government of Spain, 7.35s, 2007                     60,670       439,388
                                                                 ------------
                                                                 $  4,996,791
-----------------------------------------------------------------------------
  Sweden - 1.1%
    Kingdom of Sweden, 10.25s, 2000               SEK    13,000  $  1,888,981
-----------------------------------------------------------------------------
  Thailand - 2.4%
    Total Access Communication, 10.4s, 2004       THB   100,000  $  3,975,659
-----------------------------------------------------------------------------
  United Kingdom - 2.8%
    United Kingdom Treasury, 9.5s, 2004           GBP     2,500  $  4,635,860
-----------------------------------------------------------------------------
Total Foreign Bonds                                              $ 55,581,796
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $155,750,043)                      $155,005,921
-----------------------------------------------------------------------------
Short-Term Obligation - 2.1%
-----------------------------------------------------------------------------
  Czech Basket Certificate of Deposit, due
    7/23/97 (Identified cost, $4,000,000)            $    4,000  $  3,444,800
-----------------------------------------------------------------------------
Repurchase Agreement - 2.3%
-----------------------------------------------------------------------------
  Goldman Sachs, dated 5/30/97, due 6/02/97,
    total to be received $3,850,748 (secured by
    various U.S. Treasury and Federal Agency
    obligations in a jointly traded account),
    at Cost                                          $    3,849  $  3,849,000
-----------------------------------------------------------------------------
Call Option Purchased
-----------------------------------------------------------------------------
                                               Principal Amount
                                                   of Contracts
Issuer/Expiration Month/Strike Price              (000 Omitted)         Value
-----------------------------------------------------------------------------
  Canadian Dollars/
    June/1.36500 (Premiums Paid, $77,047)         CAD     6,044  $        580
-----------------------------------------------------------------------------
  Total Investments (Identified Cost, $163,676,090)              $162,300,301
-----------------------------------------------------------------------------
Call Option Written - (0.1)%
-----------------------------------------------------------------------------
  Swiss Francs/Deutsche Marks
    March/0.847 (Premium Received, $52,297)        CHF    7,499  $   (216,242
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.9%                               3,157,118
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $165,241,177
-----------------------------------------------------------------------------
#SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        AUD =  Australian Dollars               GRD =  Greek Drachma
        CAD =  Canadian Dollars                 IEP =  Irish Punts
        CHF =  Swiss Francs                     ITL =  Italian Lire
        DEM =  Deutsche Marks                   JPY =  Japanese Yen
        DKK =  Danish Kroner                    NZD =  New Zealand Dollars
        ESP =  Spanish Pesetas                  SEK =  Swedish Kroner
        GBP =  British Pounds                   THB =  Thai Baht

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
May 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $163,676,090)            $162,300,301
  Cash                                                                      419
  Net receivable for forward currency exchange contracts sold            74,626
  Net receivable for forward foreign currency exchange
    contracts closed                                                  1,064,829
  Receivable for Fund shares sold                                        23,516
  Interest receivable                                                 2,659,982
  Other assets                                                            1,648
                                                                   ------------
      Total assets                                                 $166,125,321
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    311,248
  Written options outstanding, at value (premiums
    received, $52,297)                                                  216,242
  Net payable for forward foreign currency exchange
    contracts purchased                                                  98,721
  Payable for interest rate swaps                                        30,402
  Payable to affiliates -
    Management fee                                                        7,061
    Administrative fee                                                      136
    Shareholder servicing agent fee                                       1,178
    Distribution and service fee                                         68,919
  Accrued expenses and other liabilities                                150,237
                                                                   ------------
      Total liabilities                                            $    884,144
                                                                   ------------
Net assets                                                         $165,241,177
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $170,580,283
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                    (552,836)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (4,112,005)
  Accumulated distributions in excess of net investment
    income                                                             (674,265)
                                                                   ------------
      Total                                                        $165,241,177
                                                                   ============
Shares of beneficial interest outstanding                           19,731,182
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $26,611,902 / 3,179,437 shares of
    beneficial interest outstanding)                                 $8.37
                                                                     =====
  Offering price per share (100 / 95.25)                             $8.79
                                                                     =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $138,627,686 / 16,551,555 shares of
    beneficial interest outstanding)                                 $8.38
                                                                     =====

Class I shares:
  Net asset value, offering and redemption price per share
    (net assets of $1,589 / 190 shares of beneficial
    interest outstanding)                                            $8.36
                                                                     =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended May 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $  6,844,569
                                                                  ------------
  Expenses -
    Management fee                                                $    677,344
    Trustees' compensation                                              22,792
    Shareholder servicing agent fee                                     93,933
    Shareholder servicing agent fee (Class A)                            1,927
    Shareholder servicing agent fee (Class B)                           32,605
    Distribution and service fee (Class B)                             769,686
    Administrative fee                                                   6,480
    Custodian fee                                                       66,490
    Auditing fees                                                       37,632
    Postage                                                             28,205
    Printing                                                            14,976
    Legal fees                                                           1,060
    Miscellaneous                                                       53,216
                                                                  ------------
      Total expenses                                              $  1,806,346
    Fees paid indirectly                                                (5,020)
                                                                  ------------
      Net expenses                                                $  1,801,326
                                                                  ------------
        Net investment income                                     $  5,043,243
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ (1,541,285)
    Written option transactions                                         26,274
    Foreign currency transactions                                    1,496,002
    Interest rate swaps                                                133,367
                                                                  ------------
      Net realized gain on investments and foreign currency
        transactions                                              $    114,358
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (5,790,098)
    Written options                                                   (163,945)
    Translation of assets and liabilities in foreign
      currencies                                                     1,708,956
    Interest rate swaps                                               (338,546)
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (4,583,633)
                                                                  ------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $ (4,469,275)
                                                                  ------------
          Increase in net assets from operations                  $    573,968
                                                                  ============
See notes to financial statements

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                            May 31, 1997       November 30, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  5,043,243            $ 11,918,902
  Net realized gain on investments and foreign
    currency transactions                                        114,358               3,116,047
  Net unrealized loss on investments and foreign
    currency translation                                      (4,583,633)             (4,349,966)
                                                            ------------            ------------
    Increase in net assets from operations                  $    573,968            $ 10,684,983
                                                            ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $   (771,288)           $ (1,050,116)
  From net investment income (Class B)                        (4,180,345)            (10,868,786)
  From net investment income (Class I)                               (18)                 --
  In excess of net investment income (Class A)                    --                      (6,786)
  In excess of net investment income (Class B)                    --                     (70,239)
                                                            ------------            ------------
      Total distributions declared to shareholders          $ (4,951,651)           $(11,995,927)
                                                            ------------            ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                          $ 14,369,904            $ 22,417,332
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                           2,744,632               6,417,230
  Cost of shares reacquired                                  (39,933,883)            (80,056,025)
                                                            ------------            ------------
    Decrease in net assets from Fund share
      transactions                                          $(22,819,347)           $(51,221,463)
                                                            ------------            ------------
      Total decrease in net assets                          $(27,197,030)           $(52,532,407)
Net assets:
  At beginning of period                                     192,438,207             244,970,614
                                                            ------------            ------------
  At end of period (including accumulated
    distributions in excess of net investment income
    of $674,265 and $765,857, respectively)                 $165,241,177            $192,438,207
                                                            ============            ============

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended November 30,
                                              Six Months Ended        ---------------------------------------------------------
                                                  May 31, 1997              1996            1995           1994          1993*
-------------------------------------------------------------------------------------------------------------------------------
                                                       Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 8.57            $ 8.59          $ 7.96         $ 8.94         $ 9.11
                                                        ------            ------          ------         ------         ------
Income from investment operations# -
  Net investment income                                 $ 0.28            $ 0.55          $ 0.57         $ 0.59         $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        (0.20)            (0.01)           0.61          (0.95)         (0.17)
                                                        ------            ------          ------         ------         ------
      Total from investment operations                  $ 0.08            $ 0.54          $ 1.18         $(0.36)        $(0.06)
                                                        ------            ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income(++)                        $(0.28)           $(0.56)         $(0.55)        $  --          $(0.09)
  From net realized gain on investments and
    foreign currency transactions                          --                --              --             --           (0.02)
  Tax return of capital                                    --                --              --           (0.62)           --
                                                        ------            ------          ------         ------         ------
      Total distributions declared to
        shareholders                                    $(0.28)           $(0.56)         $(0.55)        $(0.62)        $(0.11)
                                                        ------            ------          ------         ------         ------
Net asset value - end of period                         $ 8.37            $ 8.57          $ 8.59         $ 7.96         $ 8.94
                                                        ======            ======          ======         ======         ======
Total return(+)                                          0.92%++           6.61%          15.40%        (4.27)%        (0.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.16%+            1.17%           1.14%          1.18%          1.22%+
  Net investment income                                  6.69%+            6.58%           6.81%          7.10%          6.43%+
Portfolio turnover                                        138%              288%            275%           211%           376%
Net assets at end of period (000 omitted)              $26,612           $21,291         $12,659        $ 3,432        $   258

   * For the period from the commencement of investment operations, September 7, 1993, to November 30, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) The Fund had distributions in excess of net investment of $0.003 for the year ended November 30, 1996.

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended November 30,
                              Six Months Ended       -------------------------------------------------------------------------
                                  May 31, 1997             1996            1995            1994            1993           1992
------------------------------------------------------------------------------------------------------------------------------
                                       Class B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $ 8.57           $ 8.58          $ 7.96          $ 8.93          $ 8.88         $ 9.31
                                        ------           ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment income                 $ 0.23           $ 0.46          $ 0.48          $ 0.47          $ 0.47         $ 0.62
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.19)           (0.01)           0.61           (0.92)           0.26          (0.26)
                                        ------           ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 0.04           $ 0.45          $ 1.09          $(0.45)         $ 0.73         $ 0.36
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income(++)        $(0.23)          $(0.46)         $(0.47)         $  --           $(0.45)        $(0.57)
  From net realized gain on
    investments and foreign
    currency transactions                  --               --              --              --            (0.16)         (0.15)
  From paid-in capital                     --               --              --              --              --           (0.07)
  Tax return of capital                    --               --              --            (0.52)          (0.07)           --
                                        ------           ------          ------          ------          ------         ------
      Total distributions
        declared
        to shareholders                 $(0.23)          $(0.46)         $(0.47)         $(0.52)         $(0.68)        $(0.79)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $ 8.38           $ 8.57          $ 8.58          $ 7.96          $ 8.93         $ 8.88
                                        ======           ======          ======          ======          ======         ======
Total return                             0.46%++          5.52%          14.12%         (5.24)%           8.42%          3.93%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             2.18%+           2.24%           2.23%           2.22%           2.15%          2.20%
  Net investment income                  5.57%+           5.47%           5.79%           5.60%           5.19%          6.70%
Portfolio turnover                        138%             288%            275%            211%            376%           372%
Net assets at end of period
  (000 omitted)                       $138,628         $171,148        $232,312        $292,619        $466,955       $347,588

   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) The Fund had distributions in excess of net investment of $0.003 for the year ended November 30, 1996.

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                                         1991              1990             1989           1988**
------------------------------------------------------------------------------------------------------------------------
                                                             Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $ 9.23            $ 9.50           $ 9.77           $ 9.47
                                                              ------            ------           ------           ------
Income from investment operations -
  Net investment income                                       $ 0.58            $ 0.59           $ 0.68           $ 0.35
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               0.32             (0.02)           (0.08)            0.10
                                                              ------            ------           ------           ------
      Total from investment operations                        $ 0.90            $ 0.57           $ 0.60           $ 0.45
                                                              ------            ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.56)           $(0.45)          $(0.85)          $(0.12)
  From net realized gain on investments and foreign
    currency transactions                                      (0.14)              --             (0.02)           (0.03)
  From paid-in capital                                         (0.12)            (0.39)             --               --
                                                              ------            ------           ------           ------
      Total distributions declared to shareholders            $(0.82)           $(0.84)          $(0.87)          $(0.15)
                                                              ------            ------           ------           ------
Net asset value - end of period                               $ 9.31            $ 9.23           $ 9.50           $ 9.77
                                                              ======            ======           ======           ======
Total return                                                  10.30%             6.59%            6.60%           14.21%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                                     2.24%             2.33%            2.47%            2.79%+
  Net investment income                                        6.65%             6.80%            7.13%           17.14%+
Portfolio turnover                                              603%              579%             433%             120%
Net assets at end of period (000 omitted)                   $196,753          $126,245          $75,039          $30,858

** For the period from the commencement of investment operations, August 1, 1988, to November 30, 1988.
 + Annualized.

See notes to financial statements

--------------------------------------------------------------------------------
                                                                  Period Ended
                                                              May 31, 1997****
--------------------------------------------------------------------------------
                                                                       Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $ 8.43
                                                                       ------
Income from investment operations# -
  Net investment income                                                $ 0.29
  Net realized and unrealized loss on investments and foreign
    currency transactions                                               (0.18)
                                                                       ------
      Total from investment operations                                 $ 0.11
                                                                       ------
Less distributions declared to shareholders from net investment
  income                                                               $(0.18)
                                                                       ------
Net asset value - end of period                                        $ 8.36
                                                                       ======
Total return                                                            1.26%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.70%+
  Net investment income                                                 6.88%+
Portfolio turnover                                                       138%
Net assets at end of period (000 omitted)                                  $2

**** For the period from the commencement of offering of Class I shares,
     January 2, 1997, to May 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (including short-term obligations which mature in 60 days or less), listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over the-counter prices. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At November 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,226,362, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual effective rate of 0.32% of average daily net assets and 5.65% of gross investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,067 for the period ended May 31, 1997.

Administrator - Effective March 1, 1997, the Trust (or Fund) has an administrative services agreement with MFS to provide the Trust (or Fund) with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,321 for the period ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of up to 0.25% per annum of the service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $28,775 for Class B shares for the period ended 5/31/97. Fees incurred under the distribution plan during the period ended May 31, 1997, was 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1997, were $9,367 and $140,696 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases             Sales
-------------------------------------------------------------------------------
U.S. government securities                       $122,726,240      $128,598,537
                                                 ============      ============
Investments (non-U.S. government
  securities)                                    $ 95,444,915      $ 99,966,105
                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $163,676,090
                                                                   ============
Gross unrealized appreciation                                      $    731,149
Gross unrealized depreciation                                        (2,106,938)
                                                                   ------------
  Net unrealized depreciation                                      $ (1,375,789)
                                                                   ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                   Period Ended May 31, 1997           Year Ended November 30, 1996
                                   ---------------------------------   ----------------------------------
                                           Shares             Amount            Shares             Amount
---------------------------------------------------------------------------------------------------------
Shares sold                             1,233,145       $ 10,375,552         1,756,734       $ 14,794,352
Shares issued to shareholders in
 reinvestment of distributions             60,649            508,537            82,176            689,249
Shares transferred to Class I                  (6)               (50)           --                --
Shares reacquired                        (597,591)        (5,025,917)         (829,744)        (6,965,804)
                                       ----------       ------------        ----------       ------------
  Net increase                            696,197       $  5,858,122         1,009,166       $  8,517,797
                                       ==========       ============        ==========       ============

Class B Shares
                                   Period Ended May 31, 1997           Year Ended November 30, 1996
                                   ---------------------------------   ----------------------------------
                                           Shares             Amount            Shares             Amount
---------------------------------------------------------------------------------------------------------
Shares sold                               476,514       $  3,992,790           904,517       $  7,622,980
Shares issued to shareholders in
 reinvestment of distributions            266,061          2,236,077           681,076          5,727,981
Shares reacquired                      (4,150,778)       (34,907,966)       (8,687,569)       (73,090,221)
                                       ----------       ------------        ----------       ------------
  Net decrease                         (3,408,203)      $(28,679,099)       (7,101,976)      $(59,739,260)
                                       ==========       ============        ==========       ============

Class I Shares

                                   Period Ended May 31, 1997*
                                   ---------------------------------
                                           Shares             Amount
--------------------------------------------------------------------
Shares sold                                   182             $1,562
Shares issued to shareholders in
 reinvestment of distributions                  2                 18
Shares transferred from Class A                 6                 50
                                              ---              -----
  Net increase                                190             $1,630
                                              ===             ======

*For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1997, was $276.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts, and swap agreements. The notional or contractual amounts of these instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 1997, is as follows:

Written Option Transactions

                                           1997 Calls
                                           -------------------------------------
                                               Principal Amounts
                                                    of Contracts
                                                   (000 Omitted)     Premiums
-----------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -                           --     $     --
Options written -
  Australian Dollars                                       1,099        7,427
  SwissFranc/Deutsche Marks                               10,714       71,945
Options terminated in closing transactions -
  Australian Dollars                                      (1,099)      (7,427)
  SwissFranc/Deutsche Marks                               (3,215)     (19,648)
                                                          ------    ---------
OUTSTANDING, END OF PERIOD                                 7,499    $  52,297
                                                          ======    =========
OUTSTANDING, END OF PERIOD CONSIST OF:
  SwissFranc/Deutsche Marks                                7,499    $  52,297
                                                          ======    =========

At May 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                             Net Unrealized
                                       Contracts to                           Contracts        Appreciation
            Settlement Date         Deliver/Receive    In Exchange for         at Value      (Depreciation)
-----------------------------------------------------------------------------------------------------------
Sales     6/30/97 - 9/30/97  DEM         13,440,685        $ 7,992,573      $ 7,938,278           $ 54,295
          6/30/97 - 9/30/97  ESP        559,514,077          3,907,707        3,877,032             30,675
                    6/30/97  JPY         54,123,513            457,067          467,411            (10,344)
                                                           -----------      -----------           --------
                                                           $12,357,347      $12,282,721           $ 74,626
                                                           ===========      ===========           ========
Purchases           9/30/97  CHF          6,881,142        $ 4,949,258      $ 4,946,357           $ (2,901)
                    9/30/97  DKK         13,439,836          2,101,288        2,082,624            (18,664)
                    6/30/97  ESP        371,922,402          2,610,165        2,575,563            (34,602)
                    6/30/97  IEP            126,980            201,632          191,877             (9,755)
                    6/30/97  ITL      4,799,858,035          2,842,446        2,836,716             (5,730)
                    6/30/97  SEK          2,047,259            291,624          264,555            (27,069)
                                                           -----------      -----------           --------
                                                           $12,996,413      $12,897,692           $(98,721)
                                                           ===========      ===========           ========

Foward foreign currency purchases and sales under master netting arrangements and closed forward currency exchange contracts, excluded from above, amounted to a net receivable of $151,452 with Banker's Trust, $471,152 with Merrill Lynch, $178,451 with Deutschebank, $8,848 with Morgan Stanley, and $434,215 with Swiss Bank Corp. and a net payable of $177,937 with First Boston, $487 with Goldman Sachs, Co., and $865 with Chase Manhattan Bank at May 31, 1997.

At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                                    Cash Flows        Cash Flows
             Notional Principal    Paid by the   Received by the    Unrealized
Expiration   Amount of Contract          Trust              Fund  Depreciation
------------------------------------------------------------------------------
5/22/04      ITL  3,455,000,000  ITL-LIBOR-BBA           6.6875%       $30,402
                                                                       =======

At May 31, 1997, the Fund has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Intermediate
  Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (one of the series constituting MFS Series Trust II) as of May 31, 1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended May 31, 1997 and the year ended November 30, 1996 and the financial highlights for the six months ended May 31, 1997 and for each of the years in the nine-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at May 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Intermediate Income Fund
Trustees                                 Assistant Secretary
A. Keith Brodkin* - Chairman and         James R. Bordewick, Jr.*
President
                                         Custodian
Richard B. Bailey* - Private Investor;   State Street Bank and Trust Company
Former Chairman and Director (until
1991), Massachusetts Financial           Auditors
Services Company; Director, Cambridge    Deloitte & Touche LLP
Bancorp; Director, Cambridge Trust
Company                                  Investor Information
                                         For MFS stock and bond market
Marshall N. Cohan - Private Investor     outlooks, call toll free:
                                         1-800-637-4458 anytime from a
Lawrence H. Cohn, M.D. - Chief of        touch-tone telephone. For
Cardiac Surgery, Brigham and Women's     information on MFS mutual funds,
Hospital; Professor of Surgery,          call your financial adviser or, for
Harvard Medical School The Hon. Sir J.   an information kit, call toll free:
David Gibbons, KBE - Chief Executive     1-800-637-2929 any business day
Officer, Edmund Gibbons Ltd.;            from 9 a.m. to 5 p.m. Eastern time
Chairman, Bank of N.T. Butterfield &     (or leave a message anytime).
Son Ltd.
                                         Investor Service
Abby M. O'Neill - Private Investor;      MFS Service Center, Inc. P.O. Box
Director, Rockefeller Financial          2281 Boston, MA 02107-9906 For
Services, Inc. (investment advisers)     general information, call toll
                                         free: 1-800-225-2606 any business
Walter E. Robb, III - President and      day from 8 a.m. to 8 p.m. Eastern
Treasurer, Benchmark Advisors, Inc.      time.
(corporate financial consultants);
President, Benchmark Consulting Group,   For service to speech- or
Inc. (office services); Trustee,         hearing-impaired, call toll free:
Landmark Funds (mutual funds)            1-800-637-6576 any business day
                                         from 9 a.m. to 5 p.m. Eastern time.
Arnold D. Scott* - Senior Executive      (To use this service, your phone
Vice President, Director and             must be equipped with a
Secretary, Massachusetts Financial       Telecommunications Device for the
Services Company                         Deaf.)

Jeffrey L. Shames* - President and       For share prices, account balances,
Director, Massachusetts Financial        and exchanges, call toll free:
Services Company                         1-800-MFS-TALK (1-800-637-8255)
                                         anytime from a touch-tone
J. Dale Sherratt - President, Insight    telephone.
Resources, Inc. (acquisition planning
specialists)                             World Wide Web
                                         www.mfs.com
Ward Smith - Former Chairman (until
1994), NACCO Industries; Director,
Sundstrand Corporation
                                         [DALBAR   For the third year in a row,
Investment Adviser                       LOGO]    MFS earned a #1 ranking in the
Massachusetts Financial Services               DALBAR, Inc. Broker/Dealer Survey
Company 500 Boylston Street Boston, MA   Main Office Operations Service Quality
02116-3741                               Category. The firm achieved a 3.48
                                         overall score on a scale of 1 to 4 in
Distributor                              the 1996 survey. A total of 110 firms
MFS Fund Distributors, Inc.              responded, offering input on the
500 Boylston Street                      quality of service they received from
Boston, MA 02116-3741                    29 mutual fund companies nationwide.
                                         The survey contained questions about
Portfolio Managers                       service quality in 15 categories,
Steven E. Nothern*                       including "knowledge of phone service
Christopher D. Piros*                    contacts," "accuracy of transaction
                                         processing," and "overall ease of
Treasurer                                doing business with the firm."
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*
*Affiliated with the Investment Adviser

                                                              -------------
MFS(R) INTERMEDIATE     [DALBAR LOGO]                           Bulk Rate
INCOME FUND                                                    U.S. Postage
                                                                 P a i d
500 Boylston Street                                                MFS
Boston, MA 02116-3741                                         -------------



[LOGO] M F S(SM)
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MII-3 7/97 18.5M  05/205/805